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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 26, 2003

GMAC EDUCATION LOAN FUNDING TRUST-I
(Exact name of co-registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-102760 (Commission File Number)	51-6535786 (IRS Employer Identification Number)
c/o Wilmington Trust Company, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001 (Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (203) 975-6112

None
(Former name or former address, if change since last report)

GMAC ELF LLC
(Exact name of co-registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-102760-01 (Commission File Number)	22-3891807 (IRS Employer Identification Number)
1801 California Street, Suite 3900, Denver, CO 80202 (Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (303) 293-8500

None
(Former name or former address, if change since last report)

Item 5. Other Events.

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among GMAC ELF LLC (the "Sponsor"), GMAC Commercial Holding Capital Corp., Citigroup Global Markets, Inc., GMAC Commercial Holding Capital Markets Corp. and William R. Hough & Co. (the "Underwriting Agreement"), dated as of September 29, 2003 and the Series 2003-2 Supplemental Indenture of Trust by and among GMAC Education Loan Funding Trust-I, Zions First National Bank, as indenture trustee, and Zions First National Bank, as eligible lender trustee (the "Supplemental Indenture"), dated as of September 1, 2003. The Underwriting Agreement and the Supplemental Indenture were executed in connection with the issuance by GMAC Education Loan Funding Trust-I of $200,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, to be issued on September 30, 2003. The details of this issuance are contained in the Prospectus Supplement filed on September 26, 2003 by the Sponsor.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

1.1	Underwriting Agreement.
4.1	Indenture Supplement.
5.1	Opinion of Kutak Rock LLP Regarding Legality.
8.1	Opinion of Kutak Rock LLP Regarding Tax Matters.
24.1	Power of attorney. (1)

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I
	By:	GMAC ELF LLC, as attorney-in-fact of the Co-Registrant
Date: September 30, 2003	By:	/s/ Ronald W. Page Ronald W. Page, Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC
Date: September 30, 2003	By:	/s/ Ronald W. Page Ronald W. Page, Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement.
4.1	Indenture Supplement.
5.1	Opinion of Kutak Rock LLP Regarding Legality.
8.1	Opinion of Kutak Rock LLP Regarding Tax Matters.
24.1	Power of attorney.(1)

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX